MORTGAGE NOTE

Rochester, New York                                           $375,000.00
June 30, 1997

         FOR VALUE RECEIVED, the undersigned, V & K ASSOCIATES, 277 Alexander Street, Suite 708, Rochester, New York 14607 (the "Borrower" or "Mortgagor"), promises to pay to the order of FIRST NATIONAL BANK OF ROCHESTER (the "Bank" or "Mortgagee"), a national banking association with its principal office at 35 State Street, Rochester, New York 14614 in lawful money of the United States and in immediately available funds, the sum of Three Hundred Seventy Five Thousand Dollars ($375,000.00) (the "Principal Sum") and interest on the unpaid portion of the Principal Sum as provided below (collectively the "Loan").

                               DEFINITIONS

         As used in this Note, the following capitalized terms shall have the meanings set forth below:

         "Holder" means the Holder of this Note.

         "Loan Documents" mean this Note and the Mortgage secured thereby, and all documentation collateral thereto.

         "Maturity Date" means June 30, 2007.

         "Mortgage" means the Mortgage of even date herewith securing this Note.

         "Person" means any individual, partnership, corporation, trust or unincorporated organization, and any government agency or political subdivision or branch thereof.

         "Premises" means certain real property owned by Mortgagor located at 8-16 East Main Street, Town and Village of Victor, Ontario County, New York.

         "Taxes" mean all real estate and similar taxes and assessments (including assessments for local or municipal improvements and payments in lieu of taxes), personal property taxes and assessments, sales, use and occupancy taxes, water and sewer rates, rents and charges, water pollution control charges, charges for public utilities, fees for governmental approvals, and all other governmental charges and fees, of any kind and nature whatsoever, which may at any time during the term of the Loan be assessed or levied against or imposed upon or be payable with respect to or become a lien on the Premises or any part thereof.

                              PAYMENT TERMS

         (a) During the first five (5) years of the term of the Loan, interest shall accrue on the Principal Sum or so much thereof as is outstanding from time to time at the rate of 9.00% per annum. On the 1st day of August, 1997 and on the 1st day of each and every month thereafter to and including July 1, 2002, Mortgagor shall make a constant monthly payment of principal and interest in the amount of Three Thousand Eight Hundred Three and 50/100 Dollars ($3,803.50), an amount which would result in the Principal Sum and interest being amortized in a fifteen (15) year period commencing on the date hereof.

         (b) On the fifth anniversary of the date hereof the interest rate shall be modified to a rate two and three-quarters percent (2.75%) per annum higher than the weekly average yield on United States Treasury Securities adjusted to a constant maturity of five years (5), as made available by the Federal Reserve Board for the week immediately prior to said fifth anniversary, or if such yield is not so published, a similar rate based on a comparable index chosen by the Bank in its sole discretion; the interest rate shall be so fixed at and accrue on the Principal Sum or so much thereof as is outstanding from time to time at such modified rate until the Maturity Date.

         (c) During the final five (5) year period of the term of the Loan described in paragraph (b) preceding, the Borrower shall pay the Principal Sum and interest owing pursuant to this Note in monthly installments of principal and interest, due on the first day of each month, through and including June 1, 2007. Each of such installments shall be in the amount that would result in the outstanding Principal Sum and interest at the then applicable rate being amortized in the fifteen (15) year period commencing on the date hereof, with the principal and interest payment being readjusted as of the first day of the second month following the above interest rate adjustment in order to fully amortize the loan over the months remaining in the term.

         (d) There shall be no negative amortization. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

         (e) Notwithstanding anything else herein, if not sooner paid, the entire unpaid Principal Sum and accrued and unpaid interest shall be all due and payable on the Maturity Date.

                               PREPAYMENT

         The Mortgagor shall have the option of paying the Loan to the Holder in advance in full or in part at any time and from time to time with any regular payment upon written notice received by the Holder at least 30 days prior to making such payment; provided, however, that upon making any such payment in full, the Mortgagor shall pay to the Holder all interest and all other amounts owing pursuant to this Note and remaining unpaid, and together with any such payment in full the Mortgagor shall pay to the Holder (a) a premium equal to 5% of the amount prepaid if paid on or after the date hereof and before June 30, 1998, (b) a premium equal to 4% of the amount prepaid if paid on or after June 30, 1998, and before June 30, 1999, (c) a premium equal to 3% of the amount prepaid if paid on or after June 30, 1999, and before June 30, 2000, (d) a premium equal to 2% of the amount prepaid if paid on or after June 30, 2000, and before June 30, 2001, and (e) a premium equal to 1% of the amount prepaid if paid on or after June 30, 2001, and before the Maturity Date. In the event the Maturity Date of this Note is accelerated following a default by the Mortgagor, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such default shall be expressly deemed a voluntary payment. In such a case, to the extent permitted by law, the Holder shall be entitled to the amount necessary to satisfy the entire indebtedness plus the appropriate prepayment premium in accordance with the terms of this Note. Regardless of when paid, any such payment in part shall be applied to principal included in the installments provided for herein in the inverse order of such installments becoming due.

                             TAX ESCROW

         In order to more fully protect the security of this Mortgage, the Mortgagor shall deposit with the Mortgagee concurrently with payments of interest and principal and in addition thereto on each monthly due date as set forth above after the date hereof until this Note is fully paid, a sum equal to the Taxes due on the premises (all as estimated annually by the Mortgagee) less all sums already deposited therefor divided by the number of months to elapse before one month prior to the date when such Taxes will become due, such sums to be held by the Mortgagee to pay said items, without payment of interest to Mortgagor on such sums held by Bank. All payments calculated as aforesaid in the preceding portion of this paragraph and all payments of principal and interest shall be added together and the aggregate amount thereof shall be paid by the Mortgagor each month in a single payment to be applied by the Mortgagor to the following items in the order set forth: (a) Taxes, (b) late payment charges, (c) interest; (d) principal. Any deficiency in the amount of such aggregate monthly payment shall, unless paid prior to the due date of the next such payment, constitute a default under this mortgage, whereupon at the option of the Mortgagee the whole of the principal sum and any other sums of money secured by this Mortgage shall forthwith or thereafter become due and payable.

                              PLACE OF PAYMENT

         All payments of principal and interest required to be made hereunder, and all other sums due hereunder, shall be payable to Mortgagee at 35 State Street, Rochester, New York 14614 or at such other office or place as Mortgagee may designate in writing.

                              LATE PAYMENT CHARGE

         If the Borrower defaults in the making of any payment owing pursuant to this Note for more than ten (10) days after due, the Borrower shall immediately pay to the Holder of this Note a late charge equal to Fifty Dollars ($50.00), or 6% of the total of such payment due, whichever is greater.

                                EVENT OF DEFAULT

         The payment of this Note is secured by the Mortgage. Upon or at any time or from time to time after the occurrence or existence of any event or condition specified in this Note or the Mortgage as an Event of Default and the passage of any applicable grace period in connection therewith, all amounts owing pursuant to this Note shall, at the sole option of the Holder and without any notice, demand, presentment or protest of any kind (each of which is waived by the Borrower), become immediately due. Without limitation thereto by the specification thereof, either of the following shall be deemed events of default:(i) any transfer of any legal or equitable interest in the Borrower or the Premises or any portion thereof without the Bank's prior written consent, which may be withheld in its sole and absolute discretion; or (ii) the placement of any other mortgage, security interest, or other lien or encumbrance on the Premises or any portion thereof without the Bank's prior written consent, which may be withheld in its sole and absolute discretion. Acceptance of payments by the Mortgagee subsequent to any such conveyance, transfer, or encumbering shall not be deemed a waiver of any of the Mortgagee's rights.

                        DEBT SERVICE COVERAGE RATIO

         At all times, the net operating income from all leases of the Premises must be sufficient so that the Debt Service Coverage Ratio (net operating income defined below, divided by annual principal and interest payments on the Loan) shall be at least 1.2:1. If the Debt Service Coverage Ration falls below 1.2 at any time, the Bank shall have the option to demand payment of the entire Principal Sum and all accrued interest in full, or at the Bank's option, to allow Borrower to pay down principal (without penalty) to a level acceptable to Bank. Net Operating Income is defined as annual rental income available after payment of annual real estate taxes, utilities, management fees, repairs, maintenance, property insurance, reasonable salaries, reasonable administrative expenses, and other normal operating expenses, exclusive of depreciation, amortization, and interest expense.

                     POST-MATURITY DATE AND DEFAULT RATE

         On each day subsequent to the Maturity Date or an event of default, whether by acceleration or otherwise, the Borrower shall pay interest on the outstanding Principal Sum at a rate per year equal to 3% above the rate otherwise applicable during the term of the loan immediately prior to said Maturity Date or event of default, provided, however, that (i) in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law and (ii) solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically cancelled, and, if received by the Bank, shall be refunded to the Borrower, it being the intention of the Bank and of the Borrower that such interest not be payable at a rate in excess of such maximum rate.

                        MORTGAGOR TO PAY EXPENSES

         The Borrower shall pay to the Holder on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Holder, whether retained for advice, for litigation or for any other purpose) incurred by the Holder, in endeavoring to (1) collect any amount owing pursuant to this Note, (2) enforce, or realize upon, any guaranty, endorsement or other assurance, any collateral or other security or any subordination, directly or indirectly securing, or otherwise directly or indirectly applicable to, any such amount or (3) preserve or exercise any right or remedy of the Holder pursuant to this Note.

                           WAIVERS AND CONSENTS

         To the extent permitted by law, Mortgagor (a) waives and renounces any and all exemption rights and the benefit of all valuation and appraisal privileges as against the indebtedness secured by the Mortgage or any renewal or extension thereof, (b) waives presentment or payment, demand, protest, notice of protest and notice of dishonor and any and all lack of diligence or delays in the collection or enforcement of said indebtedness, (c) waives the right to assert in any Foreclosure Action any defense based upon or relating to the failure by Mortgagee to produce and/or introduce into evidence in such action any of the notes, bonds or other obligations which are secured by the Mortgage other than this Note and (d) consents to any extension of time, release of any collateral securing this Note, acceptance of other collateral therefor, or any other indulgence or forbearance whatsoever. Any such extension, release, acceptance, indulgence or forbearance may be made, to the extent permitted by law, without notice to Mortgagor.

                  COMPLIANCE WITH USURY REQUIREMENTS

         This Note is subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal amount of the Loan at a rate which could subject Mortgagee to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Note Mortgagor would at any time be required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and the interest payable thereafter shall be computed at a rate not to exceed such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal balance of the Loan instead of payments of interest thereon.

                    MODIFICATIONS AND AMENDMENTS

         No change, amendment, modification, cancellation or discharge of this Note, or of any part hereof, shall be valid unless Mortgagee shall have consented thereto in writing.

                       SUCCESSORS AND ASSIGNS

         The covenants and obligations of this Note shall be binding upon Mortgagor, its successors and assigns and shall inure to the benefit of Mortgagee, its successors and assigns and all subsequent holders of the Mortgage.

                        FINANCIAL STATEMENTS

         Mortgagor shall provide the Bank with annual financial statements satisfactory to the Bank of "Review" quality and prepared by an independent Certified Public Accountant, to be submitted annually to the Bank within 120 days after the end of each fiscal year of Mortgagor.

                           GOVERNING LAW

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                       WAIVER OF TRIAL BY JURY

         TO THE EXTENT PERMITTED BY LAW, MORTGAGOR WAIVES THE RIGHT TO TRIAL BY JURY IN ANY FORECLOSURE ACTION.

         IN WITNESS WHEREOF, Mortgagor has caused this Note to be duly executed as of the day and year first above written.

                                    V & K ASSOCIATES


                                    BY:     S/ Kenneth R. Vasile
                                            -----------------------------------
                                            KENNETH R. VASILE, General Partner

                         CONTINUING UNLIMITED GUARANTY

                  In consideration of any extension of credit by FIRST NATIONAL BANK OF ROCHESTER, (hereinafter called "Bank") to V & K Associates (hereinafter called "Customer"), either alone or with one or more persons or any extension or renewal of any or all of the indebtedness hereinafter mentioned, or forbearance of demand or suit or agreement for such forbearance or cancellation of any existing guaranty or other valuable consideration, the undersigned (referred to hereinafter as such or as "Guarantors") do hereby guarantee, jointly and severally, the full and prompt payment to Bank, when due, whether accelerated or not, of any and all indebtedness, liabilities and obligations of every nature and kind, whether heretofore or hereafter arising of Customer to Bank, including, but not limited to, the indebtedness represented by the Note of Customer to Bank in the amount of Three Hundred Seventy Five Thousand Dollars ($375,000.00) dated June 30, 1997, all of which is referred to herein as the "Indebtedness".

                  1. The undersigned further agree to pay all costs, expenses and attorney's fees at any time paid or incurred by the Bank in endeavoring to collect the Indebtedness or any part thereof and in and about the enforcement of this instrument;

                  2. This instrument is and is intended to be a continuing guaranty for the Indebtedness (irrespective of the aggregate amount thereof, or changes in the same from time to time, and whether or not the same exceeds the amount of this guaranty), independent of and in addition to any other guaranty, endorsement or security held by Bank therefor, and without right of subrogation on the part of the undersigned until the Indebtedness is paid in full. The undersigned acknowledge that this guaranty does not modify or terminate any previous guaranties executed and delivered to Bank by the undersigned or any of them, which guaranties, if any, remain in full force and effect. This guaranty shall remain in full force and effect until (i) the Bank or its successors or assigns shall actually receive signed, written notice of its discontinuance or notice of the death of the undersigned, and (ii) all of the Indebtedness contracted for or created before the receiving of such notice, and any extensions or renewals thereof whether made before or after the receipt of such notice, together with interest accrued thereon, shall be paid in full. In the event of the discontinuance of this guaranty as to any of the undersigned because of receipt by the Bank of notice of death or notice of discontinuance, this guaranty shall, notwithstanding, still continue and remain in full force against the other signatories until discontinued as to them in the same manner. In the event all of the Indebtedness shall at any time, or from time to time, be satisfied, this guaranty shall, nevertheless, continue in full force and effect as to any such Indebtedness contracted for or incurred thereafter, from time to time, before receipt by Bank of written notice of discontinuance or written notice of death of the undersigned.

                  3. If any default shall be made in the payment of any or all of the Indebtedness, the undersigned hereby agree to pay the same without requiring protest or notice of non-payment or notice of default to the undersigned, to the Customer, or to any other person, without proof of demand and without requiring the Bank to resort first to the Customer or to any other guaranty, security or collateral which it may have or hold. The undersigned hereby waive demands of protest and notice of non-payment and protest to the undersigned, to the Customer, or to any other person; notice of acceptance hereof or assent hereto by Bank; and notice that any Indebtedness has been incurred by the Customer to Bank; and notice of any change whatsoever in any terms of any of the Indebtedness, whether of payment or otherwise, including but not limited to a change in the interest rate or maturity on any or all of the Indebtedness.

                  4. Upon default being made in the payment of any of the Indebtedness, the undersigned authorize and empower the Bank, in addition to its other remedies, to charge any account of the undersigned, and if the undersigned be more than one person, any account of any or all of the undersigned, with the full amount then due on this guaranty and to sell, at any broker's board or at a public or private sale (with such notice, if any, required under the Uniform Commercial Code) any property of the undersigned in the possession or custody of the Bank and to apply the proceeds thereof to any balance due on this guaranty. Upon any such sale the Bank may itself purchase the whole or any part of any property sold free from any right of redemption, which is expressly waived and released.

                  5. The undersigned also further agree that the Bank shall have the irrevocable right, in its sole discretion, with or without notice to the undersigned in its sole discretion, either before or after the institution of bankruptcy or other legal proceedings by or against the undersigned or any of them, or before or after receipt of written notice of the death of the undersigned or any of them, or written notice from any of the undersigned of discontinuance of liability of any of the undersigned hereunder, to extend the time given for the payment of the Indebtedness or any part thereof. Bank may accept one or more renewal notes for the Indebtedness which shall be considered not as new obligations but as extensions of the obligation renewed, and no such extensions shall discharge or in any manner affect the liability of the undersigned, or the liability of the estate or estates of any of the undersigned under this guaranty.

                  6. The liability of the undersigned hereunder shall not be affected or impaired by any acceptance by the Bank of security for payment of the Indebtedness, or any part thereof, or by any disposition of, or failure, neglect or omission on the part of the Bank to realize upon any such security or any security at any time held by or left with the Bank for any or all of the Indebtedness, or upon which a lien may exist therefor, which security may be exchanged, withdrawn or surrendered from time to time or otherwise dealt with by the Bank without notice to or assent from the undersigned, to the same extent as though this guaranty had not been given. Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof, and may apply the same upon principal or interest or fees or expenses as it sees fit. The undersigned hereby agree and consent that the Bank shall have the right to make any agreement with the Customer or with any party to or anyone liable for the payment of all or any of the Indebtedness or interest thereon, for the compounding, compromise, payment, settlement, refinance, renewal, extension, discharge or release thereof, in whole or in part, for any modification or alteration of any of the terms thereof, including but not limited to, a change in interest rate, or of any contract between the Bank and the Customer or any other party without notice to or assent from the undersigned. The Bank shall also have the right to discharge or release without notice one or more of the undersigned from any obligation hereunder, in whole or in part, without in any way releasing, impairing or affecting its rights against the other or others of the undersigned.


                  7. This guaranty is absolute and unconditional and shall not be affected by any act or thing whatsoever, except payment in full of the Indebtedness hereby secured. This is a guaranty of payment and not collection. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof. This guaranty has been unconditionally delivered to Bank by each of the persons who have signed it.

                  8. If a claim is made upon Bank at any time for repayment or recovery of any amount of the Indebtedness, or other value received by Bank from any source, in payment of or on account of any of the Indebtedness, and Bank repays or otherwise becomes liable for all or any part of such claim by reason of (a) any judgment, decree, or order of any court or administrative body, or
(b) any settlement or compromise of such claim or claims, the undersigned shall remain liable to Bank hereunder for the amount so repaid or for which Bank is otherwise liable, to the same extent as if any such amounts had not been received by Bank, notwithstanding any return or destruction of the original of this guaranty, or termination hereof or cancellation of any note, bond or other obligation which evidences all or a portion of the Indebtedness.

                  9. The undersigned unconditionally agree that they will not assert, and do hereby waive any right they may have against Customer for indemnity, subrogation, reimbursement and contribution, until the Indebtedness is paid in full.

                  10. This document is the final expression of this guaranty of the undersigned in favor of Bank, and is the complete and exclusive statement of the terms of this guaranty. No course of prior dealings between the undersigned and Bank, nor any usage of trade, nor any parol or extrinsic evidence of any nature or kind, shall be used or be relevant to supplement, explain or modify this guaranty.

                  11. All payments of principal or interest made on the Indebtedness by the Customer to the Bank shall be deemed to have been made as agent for the undersigned for the purpose of tolling or renewing the Statute of Limitations.

                  12. This guaranty and every part hereof shall be binding upon the undersigned and the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors and assigns.

                  13. The undersigned shall provide Bank with signed annual personal financial statements for each in form satisfactory to the Bank on or before April 15th of each year, accompanied by a signed complete copy of a Federal Income Tax Return for each inclusive of all schedules.

                  14. This instrument cannot be changed or modified or discharged in whole or in part, orally, and shall be governed by New York law. Any litigation involving this guaranty shall, at Bank's option, be tried only in a court of competent jurisdiction located in Monroe County, New York.


         IN WITNESS WHEREOF the undersigned have signed and sealed this instrument on the respective dates set forth below.


                                               S/ Kenneth R. Vasile
                                               ----------------------------
                                               KENNETH R. VASILE


                                               S/ Laurie Kuskin
                                               -----------------------------
                                               LAURIE KUSKIN

                               MORTGAGE


         THIS MORTGAGE, made the 30th day of June, 1997, between V & K ASSOCIATES, 277 Alexander Street, Suite 708, Rochester, New York 14607 (herein called the "Mortgagor"), and FIRST NATIONAL BANK OF ROCHESTER, a national banking association with its principal office at 35 State Street, City of Rochester, Monroe County, New York, (herein called the "Mortgagee").

         WITNESSETH, to secure the payment of an indebtedness in the sum of Three Hundred Seventy Five Thousand Dollars ($375,000.00) lawful money of the United States to be paid with interest thereon to be computed from the date hereof, to be paid according to a certain Mortgage Note, bearing even date herewith ("Note"), and all renewals, modifications, replacements, extensions and refinancings thereof, the Mortgagor hereby mortgages to the Mortgagee the premises described in Schedule "A" attached hereto and made a part hereof (herein called the "Mortgaged Premises" or "Premises").

         TOGETHER with all the right, title and interest of the Mortgagor in and to any and all unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor on the Mortgaged Premises,

         TOGETHER with the appurtenances and all the estate and rights of the Mortgagor in and to said Premises,

         TOGETHER with all and singular the tenements, hereditaments, and appurtenances belonging or in anyway appertaining to said Premises, and the reversions, remainder and remainders, rents, issues and profits thereof,

         TOGETHER with and including any and all strips and gores of land adjoining or abutting said Premises,

         TOGETHER with all right, title, and interest of the Mortgagor in and to the land lying in the bed of any street, road, avenue or alley open or proposed, in front of, running through or adjoining said Premises,

         TOGETHER with all buildings, structures, and improvements now or at any time hereafter erected, constructed or situated upon the Premises, and apparatus, fixtures, chattels, and articles of personal property now or hereafter attached to or used in connection with said Premises, including but not limited to furnaces, boilers, oil boilers, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other business assets, equipment and machinery, appliances, personal property, fittings and fixtures of every kind in or used in the operation of the buildings standing on said Premises, together with any and all replacements thereof and additions thereto,

         TOGETHER with all awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of said Premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereof may not then be due and payable; and the said Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the Mortgagee, free, clear, and discharged of any encumbrances of any kind or nature whatsoever.

         The Mortgagor covenants with the Mortgagee that:

         PAY INDEBTEDNESS. The Mortgagor will pay the indebtedness secured hereby with interest thereon as herein provided and according to the Note, and if default shall be made in the payment of part thereof, the Mortgagee shall have power to sell the Mortgaged Premises according to law.

         INSURANCE. The Mortgagor will keep the buildings on the Premises and the fixtures and articles of personal property covered by the Mortgage insured against loss by fire and other hazards, casualties and contingencies, including flood insurance if required by law, regulation or Mortgagee, for the benefit of the Mortgagee in an amount not less than the unpaid principal balance due hereunder. The fire insurance policy as required hereby shall contain the usual extended coverage endorsement and shall provide for twenty (20) days written notice to Mortgagee prior to cancellation. In addition thereto the Mortgagor within thirty (30) days after notice and demand will keep the Premises insured against war risk and any other hazard that may reasonably be required by law, regulation or Mortgagee. The Mortgagor will assign and deliver said policies to the Mortgagee and the Mortgagor will reimburse the Mortgagee for any premiums paid for the insurance procured by the Mortgagee on the Mortgagor's default in so insuring the buildings or in so assigning and delivering the policies. All the provisions of this paragraph or of any other provisions of the Mortgage pertaining to fire insurance or any other additional insurance which may be required hereunder shall be construed in accordance with Section 254, Subdivision 4 of the New York Real Property Law, but, said section to the contrary notwithstanding, the Mortgagor consents that the Mortgagee may without qualification or limitation by virtue of said section, retain and apply the proceeds of any such insurance in satisfaction or reduction of the Mortgage, or it may at its election pay the same, either in whole or in part, to the Mortgagor or his heirs or assigns for the repair or replacement of the buildings or of the insured articles of personal property or for any other purpose or object satisfactory to the holder of the Mortgage, and if the Mortgagee shall receive and retain such insurance money, the lien of the Mortgage shall be affected only by a reduction of the amount of such lien by the amount of such insurance money received and retained by the Mortgagee.

         ALTERATIONS, DEMOLITION OR REMOVAL. No building, fixtures or personal property covered by the Mortgage shall be removed, demolished, or substantially altered without the prior written consent of the Mortgagee.

         WASTE, MAINTENANCE AND REPAIRS. The Mortgagor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way increase any ordinary fire or other hazard insurance premiums on the Premises. The Mortgagor will keep and maintain or cause to be kept and maintained all buildings and other improvements now or at any time hereafter erected upon or constituting any portion of the Mortgaged Premises, and the sidewalks and curbs abutting the same, in good order and condition and in a rentable and tenantable state or repair, and will make or cause to be made, as and when the same shall become necessary, all structural and non-structural exterior and interior, ordinary and extraordinary, foreseen and unforeseen repairs, renewals, and replacements necessary to that end. In the event that the Mortgaged Premises shall be damaged or destroyed in whole or in part, by fire or any other casualty, or in the event of a taking of a portion of the Mortgaged Premises as a result of any exercise of the power of eminent domain, the Mortgagor shall promptly restore, replace, rebuild or alter the same as nearly as possible to the condition they were in immediately prior to such fire, other casualty or taking. Although damage to or destruction of the Mortgaged Premises, or any portion thereof, shall not of itself constitute a default hereunder, the failure of the Mortgagor to restore, replace, rebuild, or alter the same, as hereinabove provided, shall constitute a default hereunder. The Mortgagor covenants that it will give to the Mortgagee prompt written notice of any damage or injury to the Mortgaged Premises and will give like notice to the Mortgagee of the commencement of any condemnation proceeding affecting the whole or any portion of Mortgaged Premises. The Mortgagor shall have the right, at any time and from time to time, to remove and dispose of building service equipment which may have become obsolete or unfit for use or which is no longer useful in the operation of the building now or hereafter constituting a portion of the Mortgaged Premises. The Mortgagor agrees promptly to replace with other building service equipment, free of superior title, liens or claims, not necessarily of the same character but of at least equal usefulness and quality, any such building service equipment so removed or disposed of, except that, if by reason of technological or other developments in the operation and maintenance of buildings of the general character of the building constituting a portion of the Mortgaged Premises, no replacement of the building service equipment so removed or disposed of is necessary or desirable in the proper operation or maintenance of said building, the Mortgagor shall not be required to replace the same.

         TAXES, ASSESSMENTS, ETC. The Mortgagor will pay all taxes, assessments, insurance premiums, sewer rents, or water rates through the escrow established hereunder, and in default thereof, the Mortgagee may pay the same. Any sums so advanced by the Mortgagee shall bear interest at the maximum legal rate of interest at the time of such advance or at the highest rate of interest set forth herein or in the Note, whichever is greater, and any such sum and the interest thereon shall be a lien on said Premises, prior to any right, or title to, interest in or claim upon said Premises, or accruing subsequent to the lien of the Mortgage and shall be deemed secured hereby. Upon written request from Mortgagee, Mortgagor shall deliver to Mortgagee receipted tax bills showing payment of all taxes on the Premises within the applicable grace period.

         ESTOPPEL STATEMENT. The Mortgagor within five (5) days upon request in person or within ten (10) days upon request by mail will furnish a written statement duly acknowledged of the amount due on the Mortgage and whether any offsets or defenses exist against the Note and Mortgage.

         MORTGAGEE MAY CURE MORTGAGOR'S DEFAULTS. The Mortgagor covenants and agrees with the Mortgagee that the holder of the Mortgage may cure any default of Mortgagor on the Mortgage or any prior or subsequent mortgage, including payment of any installments of principal and interest or part thereof, and that all costs and expenses, including reasonable attorneys' fees together with interest thereon at the highest legal rate of interest at the time of such default or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is the greater, paid by the Mortgagee in so curing said default, shall be repaid by the Mortgagor to the Mortgagee on demand and the same shall be deemed to be secured by the Mortgage and to be collectible in like manner as the principal sum.

         WARRANTY OF TITLE. The Mortgagor warrants the title to the Premises and will execute any further assurance of the title to the Premises as Mortgagee may require.

         LIEN LAW COVENANT. The Mortgagor will, in compliance with Section 13 of the New York Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of the improvements before using any part of the total of the same for any other purpose.

         ESCROW FOR TAXES. In addition to the monthly payments of principal and interest, the Mortgagor will pay monthly to the Mortgagee on or before the first day of each and every calendar month, until the Note is fully paid, a sum equal to one-twelfth (1/12) of the known or estimated yearly taxes, assessments, liens and charges levied or to be levied against the Mortgaged Premises. The Mortgagee shall hold such payments in trust without obligation to pay interest thereon, except such interest as may be made mandatory by law or regulation, to pay such taxes, assessments, liens, charges and insurance premiums within a reasonable time after they become due. If the total of payments made by the Mortgagor for taxes, assessments, liens, charges and insurance premiums shall exceed the amount of payments actually made by the Mortgagee, such excess shall be credited by the Mortgagee on subsequent payments to be made by the Mortgagor. If the total of payments made by the Mortgagor for taxes, assessments, liens, charges and insurance premiums shall not be sufficient to pay therefor, then the Mortgagor shall pay to the Mortgagee any amount necessary to make up the deficiency on or before the date when such amounts shall be due.

         LATE CHARGES. If any payment required to be made under the Mortgage or the Note or the obligations secured by the Mortgage shall be overdue in excess of ten (10) days, a late charge equal to $.06 of each $1.00 so overdue, or Fifty Dollars ($50.00), whichever is greater will be paid by the Mortgagor for the purpose of defraying the expenses incident to handling such delinquent payments.

         LEASES. Pursuant to the provisions of Section 291-f of the New York Real Property Law, the Mortgagor shall not accept prepayment of rent or installments of rent for more than one month in advance, without the written consent of the Mortgagee and in the event of any default under the terms of this paragraph the whole of said principal sum shall become due immediately upon the happening thereof at the option of the Mortgagee.

         In addition thereto, the Mortgagor shall furnish to the Mortgagee, within thirty (30) days after a request by the Mortgagee to do so, a written statement containing the names of all lessees of the Premises, the terms of their respective leases, the space occupied and the rentals payable thereunder.

         ACCELERATION OF PRINCIPAL ON TRANSFER, ETC. Without the Mortgagee's prior written consent, which Mortgagee may withhold in its sole and absolute discretion, the principal sum with interest thereon shall become immediately due and payable in full, upon the legal or equitable, voluntary or involuntary conveyance or transfer by operation of law or otherwise of all or any part of the Mortgaged Premises, or Mortgagor, or any interest or estate therein, including testate or intestate succession and conveyance by land contract. Acceptance of payments by the Mortgagee subsequent to any such conveyance, transfer, or encumbering shall not be deemed a waiver of any of the Mortgagee's rights.

         ACCELERATION OF PRINCIPAL ON DEFAULT, ETC. The whole of the principal sum and interest shall immediately become due and payable in full at the option of the Mortgagee, after (a) default in the payment of any installment of principal or of interest for thirty (30) days; or, (b) default in the payment of any tax, water rate, assessment, insurance premiums, or sewer rent for thirty
(30) days after notice and demand or default after notice and demand either in assigning and delivering the policies insuring the buildings against any casualty or in reimbursing the Mortgagee for premiums paid on such insurance, as herein provided; or (c) default upon request in furnishing a statement of the amount due and whether any offsets or defenses exist against the mortgage debt, as herein provided; (d) failure to exhibit to the Mortgagee, within ten (10) days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (e) the actual or threatened alteration, demolition or removal of any building on the Premises without the written consent of the Mortgagee; or (f) the assignment of the rents of the Premises or any part thereof without the written consent of the Mortgagee; or (g) the buildings on said Premises are not maintained in reasonably good repair; or (h) failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Premises within two (2) months from the issuance thereof; or (i) refusal of two or more fire insurance companies lawfully doing business in the State of New York to issue policies insuring the buildings on the Premises; or (j) the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, unless the same are promptly replaced by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from security interests or other encumbrances thereon and free from any reservation of title thereof; or (k) thirty (30) days notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured thereby for state or local purposes; (1) the Mortgagor fails to keep, observe, and perform any of the other covenants, conditions or agreements contained in the Mortgage; or (m) use of said Premises for any unlawful purpose or public or private nuisance; or (n) the Mortgagor commits or permits waste; or
(o) any default under any mortgage or other lien on the Premises or any default under any other note, loan agreement or other instrument evidencing Mortgagor's indebtedness to Mortgagee; or (p) the Mortgagor is no longer personally liable for repayment of the indebtedness secured hereby; or (q) any other mortgage, lien or other encumbrance is placed on the Premises without Mortgagee's prior written consent, which consent may be withheld by Mortgagee in its sole and absolute discretion.


         DEBT SERVICE COVERAGE RATIO. At all times, the net operating income from all leases of the Premises must be sufficient so that the Debt Service Coverage Ratio (net operating income defined below, divided by annual principal and interest payments on the Loan) shall be at least 1.2:1. If the Debt Service Coverage Ratio falls below 1.2 at any time, the Mortgagee shall have the option to demand payment of the entire Principal Sum and all accrued interest in full, or at the Mortgagee's option, to allow Mortgagor to pay down principal (without penalty) to a level acceptable to Mortgagee. Net Operating Income is defined as annual rental income available after payment of annual real estate taxes, utilities, management fees, repairs, maintenance, property insurance, reasonable salaries, reasonable administrative expenses, and other normal operating expenses, exclusive of depreciation, amortization and interest expense.

         NOTICES. Notice and demand to or request upon the Mortgagor may be oral or in writing and, if in writing, may be served in person or by mail.

         APPOINTMENT OF RECEIVER. The Mortgagee, in any action to foreclose the Mortgage, shall be entitled, without notice or demand and without regard to the adequacy of any security for the indebtedness hereby or the solvency or insolvency of any person liable for the payment thereof, to the appointment of a receiver of the rents, issues and profits of the Mortgaged Premises.

         SALE IN ONE PARCEL. In case of a foreclosure sale, said Premises, or so much thereof as may be affected by the Mortgage, may be sold in one parcel, any provision of law to the contrary notwithstanding.

         ASSIGNMENT OF RENTS. The Mortgagor hereby assigns to the Mortgagee the rents, issues, and profits of the Premises as further security for the payment of said indebtedness, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until the Mortgage is paid. The Mortgagee hereby waives the right to enter upon and to take possession of said Premises for the purpose of collecting said rents, issues, and profits, and the Mortgagor shall be entitled to collect and receive said rents, issues and profits until default under any of the covenants, conditions, or agreements contained in the Mortgage, and Mortgagor agrees to use such rents, issues and profits in payment of principal and interest and in payment of taxes, assessments, sewer rents, water rates, and carrying charges against said Premises, but such right of the Mortgagor may be revoked by the Mortgagee upon any default, on five (5) days written notice. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of said Premises or any part thereof for a period of more than one month in advance, and in the event of any default under the Mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of said Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of said Premises to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.

         SECURITY AGREEMENT. The Mortgage constitutes a security agreement under the Uniform Commercial Code and creates a security interest in all that property (and the proceeds thereof) included in the Premises which might otherwise be deemed "personal property". Mortgagor shall execute, deliver, file and refile any financing statement, continuation statements, or other security agreements Mortgagee may require from time to time to confirm the lien for the Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee and its successors in interest as attorney-in-fact for Mortgagor to execute, deliver and file such instruments, for and on behalf of Mortgagor.

         ANTI-MARSHALLING. The Mortgagee may resort for the payment of any indebtedness, liability, or obligation secured hereby to its several securities therefor, in such order and action to foreclose the Mortgage notwithstanding the pendency of any action to recover any part of the indebtedness secured hereby, or the recovery of any judgment in such action, nor shall the Mortgagee be required during the pendency of any action to foreclose the Mortgage, to obtain leave of any court in order to commence or maintain any other action to recover any part of the indebtedness secured hereby.

         The Mortgagee shall also have the right in the event of default under the Mortgage or the obligation secured hereby to proceed against any or all interests of the Mortgagor and the Mortgagor agrees that the Mortgagee shall have the right to elect in writing not to cut off any interest that any Mortgagor might have and in the event that Mortgagee shall so elect, Mortgagor agrees that all of its duties and obligations as to such interest shall continue.

         COMPLIANCE WITH LAWS, ETC. The Mortgagor will comply with, or cause compliance with, all present and future laws, ordinances, rules, regulations, zoning and other requirements of all governmental authorities whatsoever having jurisdiction of or with respect to the Mortgaged Premises or any portion thereof or the use or occupation thereof; provided, however, that the Mortgagor may postpone such compliance if and so long as the validity or legality of any such governmental requirement shall be contested by the Mortgagor, with diligence and in good faith, by appropriate legal proceedings.

         COMPLIANCE WITH ZONING, ETC. The Mortgagor covenants: (a) that the buildings and improvements now on the Mortgaged Premises are in full compliance with all applicable zoning codes, ordinances and regulations and deed restrictions, if any; and (b) that such compliance is based solely upon Mortgagor's ownership of such Premises, and not upon title to or interest in any other Premises; and (c) buildings or improvements hereafter constructed on such Premises shall be in compliance as in (a) and (b) above, shall lie wholly within the boundaries of such Premises, and shall be independent and self-contained operating units.

         LEGAL EXPENSES. If any action or proceeding be commenced (except an action to foreclose the Mortgage or to collect the debt secured thereby), to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of the Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by the Mortgage (including counsel fees), shall be paid by the Mortgagor, together with interest thereon at the legal rate of interest at the time of said payment or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is greater, and any such sum and interest thereon shall be a lien on said Premises, prior to any right, or title to, interest in or claim upon said Premises attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be secured by the Mortgage.

         If the Mortgage is referred to attorneys for collection or foreclosure, the Mortgagor shall pay all sums, including attorneys' fees, incurred by the Mortgagee, together with all statutory costs, disbursements, and allowances, with or without the institution of an action or proceeding. All such sums with interest thereon at the rate set forth herein shall be deemed to be secured by Mortgage and collectible out of the Mortgaged Premises.

         INTEREST ON CONDEMNATION AWARD. In the event of condemnation, or taking by eminent domain, the Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest on the entire unpaid principal sum at the rate herein provided; the Mortgagor does hereby assign to the Mortgagee so much of the balance of the award payable by the condemning authority as is required to pay such total interest.

         INTEREST IN THE EVENT OF DEFAULT. If default be made in the payment of the said indebtedness when due, pursuant to the terms hereof, the Mortgagee shall be entitled to receive interest on the entire unpaid principal sum at the legal rate of interest at the time of such default or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is the greater, to be computed from the due date and until the actual receipt and collection of the entire indebtedness. This charge shall be added to and shall be deemed secured by the Mortgage. The within clause, however, shall not be construed as an agreement or privilege to extend the Mortgage, nor as a waiver of any other right or remedy accruing to the Mortgagee by reason of any such default.

         NO SECONDARY FINANCING. The Mortgagor will not, without the Mortgagee's prior written consent, which consent may be withheld by Mortgagee in its sole and absolute discretion, mortgage (including the so-called "wrap-around mortgage"), pledge, assign, grant a security interest in, cause any lien or encumbrance to attach to or any levy to be made on the Mortgaged Premises except for (a) taxes and assessments not yet delinquent and (b) any mortgage, pledge, security interest, assignment or other encumbrance to the Mortgagee.

         BANKRUPTCY. Upon the making of an assignment for the benefit of creditors by, or upon the filing of a petition in bankruptcy by or against the Mortgagor, or any person or corporation who is the guarantor hereof or whose indebtedness is secured hereby, or upon the application for the appointment of a receiver of the property of the Mortgagor or any such person or corporation, or of the property of any person or corporation which may become and be owner of the Mortgaged Premises, or upon any act of insolvency or bankruptcy of the Mortgagor or any such person or corporation or of any such subsequent owner, or upon the legal incapacity of the Mortgagor or any such person or corporation or owner, or any of them, the whole of said indebtedness of every kind or nature held by the Mortgagee and now or hereafter secured hereby shall immediately become due and payable with interest thereon, and Mortgagor and any guarantor(s) hereby waiver presentment, demand of payment, protest, notice of non-payment, and/or protest of any instrument on which the Mortgagor or such guarantors are or may become liable now or hereafter secured hereby, and the Mortgagor expressly agrees that the Mortgagee may release or extend the time of any party liable on any such obligation without notice and without affecting his obligation thereon or under this instrument. Notwithstanding the foregoing provisions of this paragraph, no such event as pertains to any person or corporation who is the guarantor hereof shall result in or constitute any default with respect to the indebtedness or acceleration thereof, provided that the Mortgagor continues to comply with and maintain on a current basis all payment and other obligations to Mortgagee.

         LIENS. The Premises shall be kept free and clear from any liens and/or encumbrances of any type and description, except as provided herein. Upon the recording of any lien or encumbrance, and the same not having been cleared or bonded of record within thirty (30) days after filing thereof, the entire debt secured hereby shall immediately become due and payable.

         RIGHT TO INSPECT. The Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Premises at all reasonable times during usual business hours.

         WAIVER. No waiver by the Mortgagee of the breach of any of the covenants contained in the Note, the Mortgage, or other loan document, or failure of the Mortgagee to exercise any option given to it, shall be deemed to be a waiver of any other breach of the same or any other covenant, or of its rights thereafter to exercise any such option.

         MODIFICATION. No change, amendment, modification, cancellation or discharge hereof, or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns.

         COVENANTS SHALL RUN WITH THE LAND, ETC. The covenants contained in the Mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent owners, encumbrances, tenants and subtenants of the Premises , and shall enure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of the Mortgage.

         ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         1. Mortgagor makes the following representations and warranties, which shall survive the closing of this loan:

         A. Mortgagor is in compliance in all respects with all applicable federal, state and local laws, including, without limitation, those relating to toxic and hazardous substances and other environmental matters.

         B. No portion of the Premises is being used or has been used at any previous time, for the disposal, storage, treatment, processing or other handling of any hazardous or toxic substances.

         2. Mortgagor agrees that Mortgagee or its agents or representatives may, at any reasonable time and at Mortgagor's expense inspect Mortgagor's books and records and inspect and conduct any tests on the property including taking soil samples in order to determine whether Mortgagor is in continuing compliance with all environmental laws and regulations.

         3. If any environmental contamination is found on the property for which any removal or remedial action is required pursuant to law, ordinance, order, rule, regulation or governmental action, Mortgagor agrees that it will at its sole cost and expense remove or take such remedial action promptly and to Mortgagee's satisfaction.

         4. Mortgagor agrees to defend, indemnify and hold harmless Mortgagee, its employees, agents, officers and directors from and against any claims, actions, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) of whatever kind or nature known or unknown, contingent or otherwise arising out of or in any way related to:

         A. The past or present disposal, release or threatened release of any hazardous or toxic substances on the Premises;

         B. Any personal injury (including wrongful death or property damage, real or personal) arising out of or related to such hazardous or toxic substances;

         C. Any lawsuit brought or threatened, settlement reached or governmental order given relating to such hazardous or toxic substances; and/or

         D. Any violation of any law, order, regulation, requirement, or demand of any government authority or any policies or requirements of Mortgagee, which are based upon or in any way related to such hazardous or toxic substances.

         5. Mortgagor knows of no on-site or off-site locations where hazardous or toxic substances from the operation of the facility on the Premises have been stored, treated, recycled or disposed of.

         6. Mortgagor agrees that it will conduct no excavations at the Premises unless it gives Mortgagee ten (10) days' notice of its intention to do so. Mortgagor further agrees that it will not commence such excavation until Mortgagee has had the opportunity to sample and test at the excavation location if Mortgagee so desires. Should the testing results disclose the presence of hazardous or toxic substances which require removal and/or remedy under any environmental laws or regulations, the suspension of excavation activity at such location shall continue until the hazardous or toxic substances are removed and/or remedy conducted pursuant to this paragraph.

         7. Unless waived in writing by Mortgagee, the breach of any of the covenants and warranties contained in this section shall be an event of default under the Mortgage.

         8. For purposes of this section, "hazardous and toxic substances" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the New York State Environmental Conservation Law, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant thereto. The provisions of this section shall be in addition to any other obligations and liabilities Mortgagor may have to Mortgagee at common law, and shall survive the transactions contemplated herein. Mortgagee may, at its option, require Mortgagor to carry adequate insurance to fulfill Mortgagor's obligations under this paragraph. Mortgagor's failure to obtain insurance within thirty (30) days after being requested to do so by Mortgagee, shall constitute an event or default hereunder.

         9. When the terms and provisions contained in the foregoing Paragraphs 1-8 in any way conflict with the terms and provisions contained in a certain Environmental Compliance and Indemnification Agreement of even date herewith ("Indemnification Agreement"), the terms and provisions of Indemnification Agreement contained shall prevail, and, in the event of any overlapping terms, covenants and conditions, insofar as possible, the terms, covenants and conditions contained herein and in the Indemnification Agreement shall both be applicable.

         TAX ON NOTE. In the event that hereafter it is claimed by any governmental agency that any tax or other governmental charge or imposition is due, unpaid and payable by the Mortgagor or the Mortgagee upon the Note (other than a tax on the interest receivable by the Mortgagee thereunder), the Mortgagor will upon sixty (60) days prior written notice either(a) pay such tax and within a reasonable time thereafter deliver to the Mortgagee satisfactory proof of payment thereof or (b) deposit with the Mortgagee the amount of such claimed tax, together with interest and penalties thereon, pending an application for a review of the claim for such tax, and with a reasonable time, deliver to the Mortgagee either (i) evidence satisfactory to the Mortgagee that such claim of taxability has been withdrawn or defeated in which event any such deposit shall be returned to the Mortgagor or (ii) a direction from the Mortgagor to the Mortgagee to pay the same out of the deposit above mentioned, any excess due over the amount of said deposit to be paid by the Mortgagor directly to the taxing authority and any excess of such deposit over such payment by the Mortgagee to be returned to the Mortgagor. Upon the failure of the Mortgagor to comply with the provisions of this Article, the whole of said principal sum and interest secured by the Mortgage shall at the option of the Mortgagee become due and payable. If liability for such tax is asserted against the Mortgagee, the Mortgagee will give to the Mortgagor prompt notice of such claim, and the Mortgagor, upon complying with the provisions of this Article, shall have full right and authority to consent such claim of taxability.


         COMPLIANCE WITH ARTICLE 31-B OF NEW YORK STATE TAX LAW. The Mortgagor will keep true and complete records pertaining to its acquisition of title to the Premises, all subsequent transfers of any interests in the Premises or any part thereof and all changes in the controlling interest (by way of changes in stock ownership, capital, profits, beneficial interest or otherwise) in the Mortgagor or any related entity which may hereafter own the Premises, including, but not limited to, a copy of the contract of sale, title report, deed, closing statement, transferor's affidavit, questionnaire or return, statement of tentative assessment and any other notices or determinations of tax received from the New York State Department of Taxation and all "capital improvements" made to the Premises or any part thereof and evidence of the payment of any real property transfer gains tax imposed by reason of Article 31-B of the New York State Tax Law and the filing of all reports and any other information or documentation required by the New York State Department of Taxation and Finance by reason of said Article or any regulations promulgated thereunder. All such records shall be made available to Mortgagee for inspection from time to time upon its request.

         If any real property transfer gains tax shall be due and payable upon the conveyance of the Premises pursuant to a judicial sale in any action suit or proceeding brought to foreclose the Mortgage or by deed in lieu of foreclosure, the Mortgagor will, at Mortgagee's request, (a) provide Mortgagee with a copy of all such records and will prepare, execute, deliver and file any affidavits, records, questionnaires, returns or supplemental returns required of the Mortgagor, as transferor, including, but not limited to, a statement in affidavit form as to the "original purchase price" of the Premises and the cost of all "capital improvements" made to the Premises or any part thereof by the Mortgagor or any related entity and the date or dates on which such improvements were made and (b) pay or cause to be paid any real property transfer gains tax, together with interest and penalties thereon, which may be due and payable by reason of such conveyance. The Mortgagor hereby irrevocably appoints Mortgagee its agent and attorney-in-fact (which appointment shall be deemed to be an agency coupled with an interest), with full power of substitution in the Premises, to prepare, execute, deliver and file on its behalf any and all affidavits, questionnaires, returns and supplemental returns which the Mortgagor, as transferor, has failed or refused to execute and deliver to Mortgagee within ten (10) days after notice and request therefor by Mortgagee. In the event that the Mortgagor fails to pay any such tax, interest and penalties within twenty (20) days after notice and demand for payment is given by Mortgagee, Mortgagee is hereby authorized to pay the same, and the amount thereof so paid by Mortgagee, together with all costs and expenses incurred by Mortgagee in connection with such payment, including, but not limited to, reasonable attorneys' fees and disbursements and interest on all such amounts, costs and expenses at the rate of one percent (1%) in excess of the rate specified in the Note, but in no event in excess of the maximum interest rate permitted by law, shall be paid by the Mortgagor to Mortgagee on demand. Until paid by the Mortgagor, all such amounts, costs and expenses, together with interest thereon, shall be secured by the Mortgage and may be added to the judgment in any suit brought by Mortgagee against the Mortgagor hereon.

         CONSTRUCTION. The word "Mortgagor" shall be construed as if it read "Mortgagors" and the word "Mortgagee" shall be construed as if it read "Mortgagees" whenever the sense of the Mortgage so requires. This Mortgage shall be governed by and construed in accordance with the laws of the State of New York.


         CONFLICT WITH OTHER LOAN AGREEMENTS. Mortgagor represents and warrants to Mortgagee that the execution and delivery of this Mortgage and all related documents and the performance of any term, covenant, or condition herein provided in any agreement or instrument executed in connection therewith, are not in conflict with, or result in any reach of, or constitute a default under or violate:

         A. Any of the terms, conditions, or provisions of any agreement, lease or other instrument to which Mortgagor is a party or subject to; or,

         B. Any Law, regulation, order, writ, injunction or decree of which Mortgagor is subject or any rules of regulations of any administrative agency having jurisdiction over Mortgagor or over any property of Mortgagor that would have a material adverse affect on Mortgagor's business or financial condition.

         SEVERABILITY. In the event any one or more of the provisions of the Mortgage or the Note shall for any reason be invalid, illegal or unenforceable in whole or in part, then only such provision or provisions shall be deemed to be null and void and of no force or effect, but shall not affect any other provision of the Mortgage or the Note.

         MARGINAL NOTES OR CAPTIONS. The marginal notes or captions herein are inserted only as a matter of convenience and for reference and are not and shall not be deemed to be any part of the Mortgage.

         IN WITNESS WHEREOF, the Mortgage has been duly executed by the Mortgagor, the day and year first above written.


                                    V & K ASSOCIATES


                                    BY:     S/ Kenneth R. Vasile
                                            ----------------------------
                                            KENNETH R. VASILE
                                            General Partner

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                                 Schedule A

          The description of the mortgaged premises is omitted from this Exhibit